UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
ROWAN COMPANIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-5491 (Commission file Number)	75-0759420 (IRS Employer Identification No.)

2800 POST OAK BOULEVARD SUITE 5450 HOUSTON, TEXAS (Address of principal executive offices)	77056-6189 (zip code)
(713) 621-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 — Regulation FD Disclosure
The following information is disclosed pursuant to Item 7.01- Regulation FD Disclosure:
     Attached as Exhibit 99 is a presentation by Rowan Companies, Inc. first used on November 13, 2007. This version is being filed to clarify that the financial information contained on page 25 is for the nine-months ended September 30, 2005, 2006 and 2007.
Item 9.01 — Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Exhibit Description

99	Presentation of Rowan Companies, Inc. dated November 13, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.
By:	/s/ W. H. WELLS
W. H. Wells,
Vice President — Finance and Chief Financial Officer

Dated: November 14, 2007

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99	Presentation of Rowan Companies, Inc. dated November 13, 2007